Exhibit 10.4

AMENDED AND RESTATED

2010 EXCHANGE AND WARRANT PURCHASE AGREEMENT

Effective December 31, 2010

THIS AMENDED AND RESTATED 2010 EXCHANGE AND WARRANT PURCHASE AGREEMENT (this “Agreement”) is made as of December 31, 2010 by and between RICHARD E. WORKMAN 2001 TRUST, an Illinois trust dated July 4, 2001 (“Lender”), and MIDLAND STATES BANCORP, INC., a Delaware corporation (“Borrower”).

R E C I T A L S:

A.            Borrower and Lender are parties to that certain Credit Agreement dated as of May 29, 2009, as amended by Amendment No. 1 to Credit Agreement, dated as of March 31, 2010 (the “Existing Credit Agreement”) pursuant to which Lender made the 2009 Term Loan (as defined in the Existing Credit Agreement) and the 2010 Term Loan (as defined in the Existing Credit Agreement) to Borrower .

B.            Borrower and Lender entered into that certain 2010 Exchange Agreement, dated as of March 31, 2010 (the “Existing Exchange Agreement”).

C.            Concurrently herewith, Borrower and Lender are entering into an Amended and Restated Credit Agreement, dated as of December 31, 2010 (the “Amended and Restated Credit Agreement”), pursuant to which Lender has agreed to subordinate certain of its rights as a Lender under the Existing Credit Agreement, and Borrower is executing and delivering to Lender (i) two amended notes evidencing the 2009 Term Loan, one in the principal amount of $6,300,000 (the “Tranche A 2009 Note”) and the other in the principal amount of $5,000,000 (the “Tranche B 2009 Note) and (ii) a note evidencing the 2010 Term Loan in the principal amount of $5,000,000 (the “Amended 2010 Term Note”).

D.            Borrower and Lender wish to amend and restate the Existing Exchange Agreement in its entirety as set forth herein.

E.             Concurrently herewith, Borrower and Lender are also entering into an Amended and Restated 2009 Exchange and Warrant Purchase Agreement, dated the date hereof, pursuant to which the Borrower will issue and grant to the Lender a warrant to acquire shares of the Borrower’s Series C 9% Non-Cumulative Perpetual Convertible Preferred Stock on the terms and conditions specified therein (the “Series C Warrant”).

F.             The execution, delivery and effectiveness of this Agreement and the performance of Borrower’s obligations under Section 2 hereof are conditions to Lender’s agreement to subordinate certain of its rights as a Lender under the Existing Credit Agreement and to enter into the Amended and Restated Credit Agreement.

NOW, THEREFORE, in consideration of the premises, Lender’s execution and delivery of the Amended and Restated Credit Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Definitions. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings given such terms in the Amended and Restated Credit Agreement.  Unless the

context requires otherwise, the term “including” when used in this Agreement means “including, without limitation,” and all references to Sections or Exhibits are to Sections or Exhibits of or to this Agreement.  The following term shall have the meaning set forth below:

“Series D Preferred Stock” shall mean Borrower’s Series D 9% Non-Cumulative Perpetual Convertible Preferred Stock.

2.             Note Exchange and Warrant Purchase Agreement.  Concurrently with the execution and delivery of this Agreement, Borrower shall issue and grant to Lender a Preferred Stock Purchase Warrant, substantially in the form of Exhibit A, pursuant to which Lender shall have the right to purchase up to 500 shares of Series D Preferred Stock, subject to adjustment as provided therein and on the terms and conditions specified therein (the “Series D Warrant” and, together with the Series C Warrant, the “Warrants”).  On or before January 21, 2011, Borrower and Lender also shall enter into a Registration Rights Agreement, substantially in the form of Exhibit B (the “Registration Rights Agreement” and, together with the Series D Warrant, the “Equity Agreements”).

3.             Federal Reserve Board Approval.  Borrower and Lender shall continue to attempt to obtain, as promptly as possible after the date hereof, any approval of the Board of Governors of the Federal Reserve System (“Federal Reserve Board Approval”) required to permit the Lender to exercise, in full, the Series D Warrant and to acquire all of the Series D Preferred Stock issuable upon such exercise; provided, however, that neither party will be liable for its failure to obtain such Federal Reserve Board Approval.  Lender hereby agrees to exercise the Series D Warrant promptly following the receipt of such Federal Reserve Board Approval but in no event later than 10 Business Days following the receipt thereof.  Nothing in this Section 3 shall require Lender to sell any shares of Common Stock currently owned by Lender in order to obtain the Federal Reserve Board Approval required to exercise the Series D Warrant.  Furthermore, nothing in this Section 3 shall preclude Lender from assigning or otherwise transferring the Amended 2010 Term Note and Series D Warrant in accordance with the terms and conditions of the Amended and Restated Credit Agreement and the Series D Warrant in the event that Lender reasonably determines that it will not be able to obtain, within six months of the date of this Agreement, Federal Reserve Board Approval to exercise the Series D Warrant; provided, however, that (i) the Series D Warrant may not be transferred to any “bank holding company” or “bank” as such terms are defined in the Bank Holding Company Act of 1956, as amended (the “BHC Act”), and (ii) at least 10 Business Days prior to assigning or otherwise transferring the Series D Warrant, Lender shall provide written notice to Borrower of the name of the proposed assignee(s) or transferee(s).

4.             Partial Exercises of Warrant.  If Lender is unable to obtain the Federal Reserve Board Approval required to exercise, in full, both of the Warrants, Borrower shall have the right, from time to time, upon written notice to Lender, to require Lender to exercise, in part, one or both of the Warrants then held by the Lender, to the maximum extent possible without causing Lender or any of its Affiliates to be deemed, for purposes of the BHC Act or the Change in Bank Control Act of 1978, as amended (the “CBC Act”), to own 10% or more of the outstanding shares of any class of voting securities or to otherwise control Borrower, based on the number of outstanding shares of such class at the time of such notice.  Such written notice shall contain information or documentation reasonably sufficient to enable Lender to determine the extent to which the Warrants may be exercised under the BHC Act and the CBC Act without Federal Reserve Board Approval.  Any such determination shall take into account the appropriate regulatory treatment of convertible securities.  Upon the receipt of any such written notice, Lender shall first exercise one of the Warrants, to the maximum extent permitted under the BHC Act and the CBC Act without Federal Reserve Board Approval (in minimum increments of $100,000), before exercising its rights under the other Warrant.  Lender shall exercise such Warrant promptly following receipt of written notice from Borrower that complies with this Section 4 but in no event later than 10 Business Days following Lender’s receipt of such notice.  Lender shall have the right, in its sole discretion, to determine which of the two Warrants to exercise first.

5.             Representations, Warranties and Covenants.  Borrower represents and warrants to, and agrees with, Lender on the date hereof and on each date on which the Series D Warrant is exercised as follows: (a) Borrower is a Delaware corporation validly existing and in good standing under the laws of the State of Delaware (provided, however, that Borrower expects to reincorporate under the laws of the State of Illinois effective on December 31, 2010 at 11:59 p.m. and shall be, on each date on which the Series D Warrant is exercised after such time, an Illinois corporation validly existing and in good standing under the laws of the State of Illinois); (b) Borrower has all necessary power and authority to execute, deliver and perform its obligations under this Agreement and the Equity Agreements and to consummate the transactions contemplated hereby and thereby; (c) this Agreement and the Equity Agreements have been duly executed and delivered by Borrower; (d) the execution, delivery and performance of this Agreement and the Equity Agreements and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action of Borrower and do not violate or conflict with, or, with or without the giving of notice, the passage of time or both, constitute a default under, or result in any Lien, in or on property of Borrower under, any provision of Borrower’s charter or articles of incorporation or by-laws, any law, rule, regulation, order, writ, injunction or decree of any court, administrative agency or any other governmental authority applicable to Borrower or any of its properties or any agreement or other document or instrument to which Borrower is a party or by which Borrower or any of its property is bound; (e) this Agreement and the Equity Agreements constitute the legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their terms; (f) no notices, reports or other filings are required to be made by Borrower with, and no consents, registrations, approvals, permits, licenses, orders or authorizations are required to be obtained by Borrower from, any Governmental Authority or any other Person in connection with the execution, delivery and performance of this Agreement or the Equity Agreements, or the consummation of the transactions contemplated hereby or thereby; and (g) no Person acting on Borrower’s behalf has any claim for a brokerage commission, finder’s fee or other like payment in connection with this Agreement or the Equity Agreements or the transactions contemplated by this Agreement or the Equity Agreements. Lender represents and warrants to, and agrees with, Borrower that, on the date hereof and on each date on which the Series D Warrant is exercised, Lender is and shall be an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended, unless Lender has provided Borrower with a Representation Notice under Section 10(1) of the Series D Warrant.  The representations, warranties and agreements made in this Agreement, or in any document delivered pursuant hereto, shall survive the execution and delivery of this Agreement and the consummation of the transactions described herein, including the exercise of one or both of the Warrants or the repayment of the Amended 2010 Term Note.

6.             Miscellaneous.  Any notices or other communications required or permitted hereby shall be given to the places and in the manner, and shall be effective, as set forth in the Amended and Restated Credit Agreement.  This Agreement, including any exhibits and schedules hereto, the Equity Agreements and all other documents and agreements referred to herein or to be delivered pursuant hereto, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior written or oral agreements and understandings between the parties hereto relating to the subject matter hereof.  In addition to the obligations expressly set forth in this Agreement and the Equity Agreements, Borrower shall execute and deliver, or cause to be executed and delivered, to Lender all such further instruments and documents as may reasonably be requested by Lender in order fully to carry out the intent, and to accomplish the purposes, of the transactions referred to herein and therein.  Captions used herein are inserted for reference purposes only and shall not affect the interpretation or construction of this Agreement.  This Agreement and the Equity Agreements shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Lender and its successors and assigns, including without limitation any Person or Persons to which Lender has transferred (i) the Series D Warrant, in whole or in part, in accordance with Section 9 of the Series D Warrant and (ii) any related rights of Lender under the Registration Rights Agreement.  Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party.  Each party shall bear its own expenses relating to the exchange or purchase of capital stock contemplated by this Agreement, including without limitation attorneys’ fees and costs.  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision.  Borrower recognizes that in the event Borrower fails to perform, observe or discharge any of its obligations under this Agreement, any remedy at law may prove inadequate relief to Lender; therefore, Borrower agrees that, if Lender so requests, Lender shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages or the inadequacy of money damages and the granting of any such relief shall not preclude Lender from pursuing any other relief or remedies for such breach.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.  Delivery of a copy of an executed counterpart hereof by telecopy, email, pdf or other electronic means shall be effective as delivery of an originally executed counterpart hereof.  The Amended and Restated Credit Agreement (other than Sections 2 and 3 thereof) are incorporated herein by reference and shall continue for the purposes hereof notwithstanding termination of the Amended and Restated Credit Agreement.  This Agreement shall be governed by and interpreted under the laws of the State of Illinois applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws thereof.

7.             Notices.  Any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) three (3) Business Days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation or answerback if sent by telecopy, or other similar facsimile transmission or electronic mail, (iii) one (1) Business Day after deposited with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the party to be notified and sent to the address or number indicated as follows:

If to Borrower, at:

Midland States Bancorp, Inc.

133 West Jefferson Avenue

Effingham, Illinois  62401

Attention:  Douglas J. Tucker

Sr. Vice President and Corporate Counsel

Electronic Mail:  dtucker@midlandstatesbank.com

Telecopy:  (217) 342-9462

Confirmation:  (217) 342-7566

With a copy to:

Barack Ferrazzano Kirschbaum & Nagelberg, LLP

200 West Madison Street, Suite 3900

Chicago, Illinois 60606

Attention:  Dennis R. Wendte

Electronic Mail:  Dennis.Wendte@bfkn.com

Telecopy:  (312) 984-3150

Confirmation:  (312) 984-3188

If to Lender, at:

Richard E.  Workman 2001 Trust

9800 Walzer Court

Windermere, Florida 34786

Attention:  Dr.  Richard Workman, Trustee

Electronic Mail:  rworkman@heartlanddentalcare.com

Telecopy:  (217) 540-5629

Confirmation:  (217) 540-5100

With a copy to:

Travis Franklin

1200 Network Centre Drive

Suite 2

Effingham, Illinois 62401

Electronic Mail:  tfranklin@heartlanddentalcare.com

Telecopy:  (217) 540-5629

Confirmation:  (217) 540-5155

Schiff Hardin, LLP

6600 Sears Tower

Chicago, Illinois 60606

Attention:  Robert R. Pluth

Electronic Mail:  rpluth@schiffhardin.com

Telecopy:  (312) 258-5600

Confirmation:  (312) 258-5535

or to such other address or number as each party designates to the other in the manner herein prescribed.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

Borrower:		Lender:

MIDLAND STATES BANCORP, INC.		RICHARD E. WORKMAN 2001 TRUST

By:	/s/ Jeff Ludwig
Name:	Jeff Ludwig	By:	/s/ Richard E. Workman
Title:	Executive Vice President and Chief Financial Officer		Richard E. Workman, Trustee